                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                             MSDW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/98
                                       Class A



                                      6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                                       6
     YIELD = 2{ [(( 7,194.14-887.50)/77,470.082*13.13)+1] -1}

           =   7.556412%

            SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     CONVERTIBLE SECURITIES TRUST (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                (A)
  $1,000         ERV AS OF     AGGREGATE        NUMBER OF       AVERAGE ANNUAL
INVESTED - P     30-Sep-98     TOTAL RETURN     YEARS - n       TOTAL RETURN - T
------------     ---------     ------------     ---------       ----------------
 30-Sep-97          $820.70     -17.93%               1.00           -17.93%

 28-Jul-97          $873.20     -12.68%               1.17           -10.90%

(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)




                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                  (B)                            (C)
  $1,000          EV AS OF      TOTAL            NUMBER OF       AVERAGE ANNUAL
INVESTED - P      30-Sep-98     RETURN - TR      YEARS - n       TOTAL RETURN - t
------------      ---------     -----------      ---------   -   ----------------
 30-Sep-97          $866.20         -13.38%           1.00            -13.38%

 28-Jul-97          $921.60          -7.84%           1.17             -6.72%


(D)        GROWTH OF $10,000*
(E)        GROWTH OF $50,000*
(F)        GROWTH OF $100,000*

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                 TOTAL             (D)   GROWTH OF        (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P     RETURN - TR      $10,000 INVESTMENT-G   $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------     -----------      --------------------   ----------------------    -----------------------
 28-Jul-97            -7.84            $8,732                   $44,237                     $89,395

*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                             MSDW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/98
                                       Class B



                                      6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                                                   6
     YIELD = 2{ [(( 1,980,826.41-411,117.87)/21,342,903.824*12.45)+1] -1}

           =   7.194397%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            CONVERTIBLE SECURITIES TRUST (B)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                    (A)
  $1,000          ERV AS OF      TOTAL             NUMBER OF        AVERAGE ANNUAL
INVESTED - P      30-Sep-98      RETURN - TR       YEARS - n        TOTAL RETURN - T
------------      ---------      -----------       ---------        ----------------
 30-Sep-97          $818.60        -18.14%            1.00               -18.14%

 30-Sep-93        $1,432.80         43.28%            5.00                 7.46%

 30-Sep-88        $2,246.80        124.68%           10.00                 8.43%

(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)




                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                (B)                              (C)
  $1,000          EV AS OF      TOTAL            NUMBER OF       AVERAGE ANNUAL
INVESTED - P      30-Sep-98     RETURN - TR      YEARS - n       TOTAL RETURN - t
------------      ---------     -----------      ---------       ----------------
 30-Sep-97          $859.90       -14.01%           1.00             -14.01%

 30-Sep-93        $1,452.80        45.28%           5.00               7.76%

 30-Sep-88        $2,246.80       124.68%          10.00               8.43%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL            (D)   GROWTH OF             (E)   GROWTH OF             (F)   GROWTH OF
INVESTED - P     RETURN - TR       $10,000 INVESTMENT - G     $50,000 INVESTMENT - G      $100,000 INVESTMENT - G
------------     -----------       ----------------------     ----------------------      -----------------------
 31-Oct-85           157.62               $25,762                    $128,810                     $257,620

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                             MSDW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/98
                                       Class C



                                      6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                                               6
     YIELD = 2{ [(( 18,879.31-3,920.48)/203,859.935*12.42)+1] -1}

           =   7.195203%

             SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      CONVERTIBLE SECURITIES TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          ERV           |
                    T  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                   T = AVERAGE ANNUAL TOTAL RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                                    (A)
  $1,000         ERV AS OF    AGGREGATE         NUMBER OF         AVERAGE ANNUAL
INVESTED - P     30-Sep-98    TOTAL RETURN      YEARS - n         TOTAL RETURN - T
------------     -----------  ------------      -----------       ----------------
 30-Sep-97          $851.10     -14.89%            1.00               -14.89%

 28-Jul-97          $913.10      -8.69%            1.17                -7.45%


(B) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

(C) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL TOTAL RETURN
                 (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             n = NUMBER OF YEARS
            EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                   (B)                               (C)
  $1,000         EV AS OF          TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P     30-Sep-98         RETURN - TR       YEARS - n       TOTAL RETURN - t
------------     ---------         -----------       ---------       ----------------
 30-Sep-97          $859.30           -14.07%           1.00              -14.07%

 28-Jul-97          $913.10            -8.69%           1.17               -7.45%

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

                 TOTAL           (D)   GROWTH OF         (E)   GROWTH OF            (F)   GROWTH OF
INVESTED - P     RETURN - TR     $10,000 INVESTMENT-G    $50,000 INVESTMENT - G     $100,000 INVESTMENT - G
------------     -----------     --------------------    ----------------------     -----------------------
 28-Jul-97            -8.69            $9,131                   $45,655                    $91,310

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                             MSDW CONVERTIBLE SECURITIES
                              30 day Yield as of 9/30/98
                                       Class D



                                      6
     YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



     WHERE:    a = Dividends and interest earned during the period

               b = Expenses accrued for the period

               c = The average daily number of shares outstanding
                   during the period that were entitled to receive dividends

               d = The maximum offering price per share on the last
                   day of the period



                                                               6
     YIELD = 2{ [(( 18,576.40-1,771.48)/199,953.767*12.44)+1] -1}

           =   8.245309%

          SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                 CONVERTIBLE SECURITIES TRUST (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                             _                              _
                            |        ______________________  |
FORMULA:                    |       |                        |
                            |  /\ n |          EV            |
                    t  =    |    \  |     -------------      |  - 1
                            |     \ |           P            |
                            |      \|                        |
                            |_                              _|

                                EV
                   TR  =    ----------   - 1
                                 P


             t = AVERAGE ANNUAL COMPOUND RETURN
             n = NUMBER OF YEARS
            EV = ENDING VALUE
             P = INITIAL INVESTMENT
            TR = TOTAL RETURN

                                 (A)                               (B)
  $1,000         EV AS OF        TOTAL             NUMBER OF       AVERAGE ANNUAL
INVESTED - P     30-Sep-98       RETURN - TR       YEARS - n       COMPOUND RETURN - t
------------     ---------       -----------       ---------       -------------------
 30-Sep-97        $868.10          -13.19%            1.00              -13.19%

 28-Jul-97        $923.90           -7.61%            1.17               -6.52%

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G= (TR+1)*P
           G= GROWTH OF INITIAL INVESTMENT
           P= INITIAL INVESTMENT
           TR= TOTAL RETURN SINCE INCEPTION

$10,000          TOTAL             (C)   GROWTH OF         (D)   GROWTH OF             (E)   GROWTH OF
INVESTED - P     RETURN - TR       $10,000 INVESTMENT- G   $50,000 INVESTMENT- G       $100,000 INVESTMENT- G
------------     -----------       ---------------------   ---------------------       ----------------------
 28-Jul-97            -7.61                $9,239                     $46,195                    $92,390